News Release		Exhibit 99.1

Contact:	Corporate Communications
Houston:	713.324.5080
Email:	corpcomm@coair.com
News archive:	continental.com/company/news/	Address:	P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS MAY 2009
OPERATIONAL PERFORMANCE

HOUSTON, June 1, 2009 – Continental Airlines (NYSE: CAL) today reported a May consolidated (mainline plus regional) load factor of 80.9 percent, 0.3 points below the May 2008 consolidated load factor and a mainline load factor of 81.3 percent, the same as the May 2008 mainline load factor.  The carrier reported a record domestic mainline May load factor of 84.7 percent, 0.3 points above the May 2008 domestic mainline load factor and an international mainline load factor of 78.0 percent, 0.3 points below May 2008.
During the month, Continental recorded a U.S. Department of Transportation (DOT) on-time arrival rate of 83.5 percent and a mainline segment completion factor of 99.6 percent.
In May 2009, Continental flew 7.5 billion consolidated revenue passenger miles (RPMs) and 9.3 billion consolidated available seat miles (ASMs), resulting in a consolidated traffic decrease of 9.0 percent and a capacity decrease of 8.8 percent as compared to May 2008. In May 2009, Continental flew 6.8 billion mainline RPMs and 8.3 billion mainline ASMs, resulting in a mainline traffic decrease of 8.1 percent and a mainline capacity decrease of 8.1 percent as compared to May 2008. Domestic mainline traffic was 3.4 billion RPMs in May 2009, down 9.1 percent from May 2008, and domestic mainline capacity was 4.1 billion ASMs, down 9.5 percent from May 2008.
For May 2009, consolidated passenger revenue per available seat mile (RASM) is estimated to have decreased between 19.5 and 20.5 percent compared to May 2008, while mainline passenger RASM is estimated to have decreased between 19.0 and 20.0 percent compared to May 2008.  Continental estimates that the H1N1 flu reduced consolidated passenger revenue by $30 million in May 2009.
For April 2009, consolidated passenger RASM decreased 13.1 percent compared to April 2008, while mainline passenger RASM decreased 11.3 percent compared to April 2008.
Continental’s regional operations had a May load factor of 78.0 percent, 1.8 points below the May 2008 regional load factor. Regional RPMs were 771.3 million and regional ASMs were 988.8 million in May 2009, resulting in a traffic decrease of 16.2 percent and a capacity decrease of 14.3 percent versus May 2008.
Continental Airlines is the world’s fifth largest airline.  Continental, together with Continental Express and Continental Connection, has more than 2,750 daily departures throughout the Americas, Europe and Asia, serving 133 domestic and 132 international destinations. More than 750 additional points are served via current alliance partners.  With more than 43,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with its regional partners, carries approximately 67 million passengers per year.
Celebrating its 75th anniversary this year, Continental consistently earns awards and critical acclaim for both its operation and its corporate culture.  For the sixth consecutive year, FORTUNE magazine named Continental the No. 1 World’s Most Admired Airline on its 2009 list of World’s Most Admired Companies. For more company information, go to continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company’s current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company’s 2008 Form 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the significant volatility in the cost of aircraft fuel, its transition to a new global alliance, the consequences of its high leverage and other significant capital commitments, its high labor and pension costs, delays in scheduled aircraft deliveries, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the recession in the U.S. and global economies, the airline pricing environment, terrorist attacks, regulatory matters, excessive taxation, industry consolidation, the availability and cost of insurance, public health threats and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

PRELIMINARY TRAFFIC RESULTS
MAY	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	3,446,903	3,792,761	-9.1	Percent

International	3,314,327	3,567,213	-7.1	Percent
Transatlantic	1,871,204	2,000,949	-6.5	Percent
Latin America	817,258	968,837	-15.6	Percent
Pacific	625,865	597,427	4.8	Percent

Mainline	6,761,230	7,359,974	-8.1	Percent
Regional	771,325	920,376	-16.2	Percent
Consolidated	7,532,555	8,280,350	-9.0	Percent
AVAILABLE SEAT MILES (000)
Domestic	4,069,697	4,495,504	-9.5	Percent

International	4,249,984	4,553,042	-6.7	Percent
Transatlantic	2,299,445	2,570,070	-10.5	Percent
Latin America	1,060,212	1,199,265	-11.6	Percent
Pacific	890,327	783,707	13.6	Percent

Mainline	8,319,681	9,048,546	-8.1	Percent
Regional	988,790	1,153,844	-14.3	Percent
Consolidated	9,308,471	10,202,390	-8.8	Percent
PASSENGER LOAD FACTOR
Domestic	84.7 Percent	84.4 Percent	0.3	Points

International	78.0 Percent	78.3 Percent	-0.3	Points
Transatlantic	81.4 Percent	77.9 Percent	3.5	Points
Latin America	77.1 Percent	80.8 Percent	-3.7	Points
Pacific	70.3 Percent	76.2 Percent	-5.9	Points

Mainline	81.3 Percent	81.3 Percent	0.0	Point
Regional	78.0 Percent	79.8 Percent	-1.8	Points
Consolidated	80.9 Percent	81.2 Percent	-0.3	Points
ONBOARD PASSENGERS
Mainline	3,807,850	4,315,003	-11.8	Percent
Regional	1,455,398	1,679,243	-13.3	Percent
Consolidated	5,263,248	5,994,246	-12.2	Percent
CARGO REVENUE TON MILES (000)
Total	73,436	86,856	-15.5	Percent

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PRELIMINARY TRAFFIC RESULTS
YEAR-TO-DATE	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	15,722,177	17,860,011	-12.0	Percent

International	15,518,747	16,372,850	-5.2	Percent
Transatlantic	7,654,042	8,247,066	-7.2	Percent
Latin America	4,974,452	5,168,271	-3.8	Percent
Pacific	2,890,253	2,957,513	-2.3	Percent

Mainline	31,240,924	34,232,861	-8.7	Percent
Regional	3,647,757	4,162,783	-12.4	Percent
Consolidated	34,888,681	38,395,644	-9.1	Percent
AVAILABLE SEAT MILES (000)
Domestic	19,142,629	21,562,135	-11.2	Percent

International	20,701,325	21,489,990	-3.7	Percent
Transatlantic	10,438,638	11,127,672	-6.2	Percent
Latin America	6,299,670	6,362,853	-1.0	Percent
Pacific	3,963,017	3,999,465	-0.9	Percent

Mainline	39,843,954	43,052,125	-7.5	Percent
Regional	4,976,134	5,389,366	-7.7	Percent
Consolidated	44,820,088	48,441,491	-7.5	Percent
PASSENGER LOAD FACTOR
Domestic	82.1 Percent	82.8 Percent	-0.7	Points

International	75.0 Percent	76.2 Percent	-1.2	Points
Transatlantic	73.3 Percent	74.1 Percent	-0.8	Points
Latin America	79.0 Percent	81.2 Percent	-2.2	Points
Pacific	72.9 Percent	73.9 Percent	-1.0	Points

Mainline	78.4 Percent	79.5 Percent	-1.1	Points
Regional	73.3 Percent	77.2 Percent	-3.9	Points
Consolidated	77.8 Percent	79.3 Percent	-1.5	Points
ONBOARD PASSENGERS
Mainline	18,336,558	20,723,878	-11.5	Percent
Regional	6,744,750	7,531,882	-10.5	Percent
Consolidated	25,081,308	28,255,760	-11.2	Percent
CARGO REVENUE TON MILES (000)
Total	346,457	438,556	-21.0	Percent

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PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
MAY	2009	2008	Change
On-Time Performance [1]	83.5%	75.4%	8.1	Points
Completion Factor [2]	99.6%	99.7%	(0.1)	Points
April 2009 year-over-year consolidated RASM change			(13.1)	Percent
April 2009 year-over-year mainline RASM change			(11.3)	Percent
May 2009 estimated year-over-year consolidated RASM change			(19.5) - (20.5)	Percent
May 2009 estimated year-over-year mainline RASM change			(19.0) - (20.0)	Percent
May 2009 estimated average price per gallon of fuel, including fuel taxes			1.99	Dollars
Second Quarter 2009 estimated average price per gallon of fuel, including fuel taxes			2.07	Dollars

[1] Department of Transportation Arrivals within 14 minutes
[2] Mainline Segment Completion Percentage

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